UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

______________________RBC Life Sciences, Inc.______________________ (Exact name of registrant as specified in its charter)
_______NEVADA_______ (State or other jurisdiction of incorporation)	_______000-50417_________ (Commission File Number)	_______91-2015186________ (IRS Employer Identification No.)
2301 CROWN COURT, IRVING, TEXAS (Address of principal executive offices)		____________75038_____________ (Zip Code)
Registrant's telephone number, including area code __________972-893-4000______________
__________________________N/A____________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2011, RBC Life Sciences, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, this information, including the exhibit related hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
99.1    Press release dated May 4, 2011 announcing financial results for the quarter ended March 31, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011

RBC Life Sciences, Inc.

By: /s/ Steven E. Brown
Name: Steven E. Brown
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 4, 2011, announcing financial results for the quarter ended March 31, 2011